FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        August 9, 2004, (August 9, 2004)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)

                         749 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94085
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events and Regulation FD Disclosure.

On August 9, 2004, the Company announced that Mary Ellen Genovese, its chief financial officer, will leave the Company on August 13, 2004 to become chief financial officer of a privately-held technology company. The Company also announced that it has named Mark Harrington as its interim chief financial officer. A copy of the press release dated August 9, 2004 relating to this announcement is furnished as Exhibit 99.1.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: August 9, 2004                     /s/ Irwin Kwatek
                                                   ----------------
                                                   Irwin Kwatek
                                                   Vice President



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated August 9, 2004.